-----------------------------
                                                   OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number: 3235-0570

                                                   Expires: September 30, 2007

                                                   Estimated average burden
                                                   hours per response: 19.4
                                                   -----------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-099111
                                  ----------------------------------------------

                            Hussman Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 5136 Dorsey Hall Drive       Ellicott City, Maryland                 221042
--------------------------------------------------------------------------------
        (Address of principal executive offices)                    (Zip code)

                                 John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (410) 715-1145
                                                     ---------------------------

Date of fiscal year end:        June 30, 2006
                          ---------------------------------------------

Date of reporting period:       June 30, 2006
                          ---------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.


                         [GRAPHIC OMITTED]       HUSSMAN
                                                   FUNDS




                            HUSSMAN INVESTMENT TRUST




                         HUSSMAN STRATEGIC GROWTH FUND


                               [GRAPHIC OMITTED]





                      HUSSMAN STRATEGIC TOTAL RETURN FUND



                               [GRAPHIC OMITTED]





                                 ANNUAL REPORT

                                 JUNE 30, 2006


                                       [GRAPHIC OMITTED]       HUSSMAN
                                                               FUNDS

                                                STRATEGIC GROWTH FUND


        Comparison of the Change in Value of a $10,000 Investment in the Hussman Strategic Growth Fund
                            versus the Standard & Poor's 500 Index and the Russell 2000 Index(a)


                                                   [GRAPHIC OMITTED]



                                  HSGFX equity investments and cash
Hussman Strategic Growth Fund     equivalents only (unhedged)(b)        Russell 2000 Index             S&P 500 Index
-----------------------------     --------------------------------      ------------------             --------------
  7/24/2000    $  10,000              7/24/2000    $  10,000           7/24/2000   $  10,000        7/24/2000   $ 10,000
  7/31/2000       10,000              7/31/2000        9,997           7/31/2000       9,736        7/31/2000      9,773
  8/31/2000       10,030              8/31/2000       10,545           8/31/2000      10,479        8/31/2000     10,380
  9/30/2000       10,350              9/30/2000       10,226           9/30/2000      10,171        9/30/2000      9,832
 10/31/2000       10,040             10/31/2000        9,639          10/31/2000       9,717       10/31/2000      9,790
 11/30/2000       10,840             11/30/2000        9,561          11/30/2000       8,719       11/30/2000      9,018
 12/31/2000       11,640             12/31/2000       10,486          12/31/2000       9,468       12/31/2000      9,063
  1/31/2001       11,270              1/31/2001       10,437           1/31/2001       9,961        1/31/2001      9,384
  2/28/2001       12,030              2/28/2001       10,488           2/28/2001       9,307        2/28/2001      8,528
  3/31/2001       12,430              3/31/2001       10,351           3/31/2001       8,852        3/31/2001      7,988
  4/30/2001       12,190              4/30/2001       10,886           4/30/2001       9,545        4/30/2001      8,609
  5/31/2001       12,340              5/31/2001       11,137           5/31/2001       9,779        5/31/2001      8,667
  6/30/2001       12,200              6/30/2001       11,056           6/30/2001      10,117        6/30/2001      8,456
  7/31/2001       12,470              7/31/2001       10,825           7/31/2001       9,569        7/31/2001      8,372
  8/31/2001       12,770              8/31/2001       10,597           8/31/2001       9,260        8/31/2001      7,848
  9/30/2001       12,640              9/30/2001        9,523           9/30/2001       8,014        9/30/2001      7,215
 10/31/2001       12,767             10/31/2001        9,944          10/31/2001       8,483       10/31/2001      7,352
 11/30/2001       13,236             11/30/2001       11,015          11/30/2001       9,139       11/30/2001      7,916
 12/31/2001       13,348             12/31/2001       11,444          12/31/2001       9,703       12/31/2001      7,985
  1/31/2002       13,840              1/31/2002       11,713           1/31/2002       9,602        1/31/2002      7,869
  2/28/2002       13,963              2/28/2002       11,568           2/28/2002       9,339        2/28/2002      7,717
  3/31/2002       14,477              3/31/2002       12,637           3/31/2002      10,090        3/31/2002      8,007
  4/30/2002       14,823              4/30/2002       12,629           4/30/2002      10,182        4/30/2002      7,522
  5/31/2002       15,192              5/31/2002       12,529           5/31/2002       9,730        5/31/2002      7,466
  6/30/2002       14,913              6/30/2002       11,567           6/30/2002       9,247        6/30/2002      6,935
  7/31/2002       15,338              7/31/2002       10,544           7/31/2002       7,851        7/31/2002      6,394
  8/31/2002       15,394              8/31/2002       10,510           8/31/2002       7,831        8/31/2002      6,436
  9/30/2002       15,204              9/30/2002        9,644           9/30/2002       7,268        9/30/2002      5,737
 10/31/2002       14,935             10/31/2002        9,997          10/31/2002       7,501       10/31/2002      6,241
 11/30/2002       14,775             11/30/2002       10,649          11/30/2002       8,171       11/30/2002      6,609
 12/31/2002       15,220             12/31/2002       10,296          12/31/2002       7,716       12/31/2002      6,221
  1/31/2003       15,148              1/31/2003        9,962           1/31/2003       7,502        1/31/2003      6,058
  2/28/2003       14,931              2/28/2003        9,598           2/28/2003       7,276        2/28/2003      5,967
  3/31/2003       14,919              3/31/2003        9,688           3/31/2003       7,369        3/31/2003      6,025
  4/30/2003       15,184              4/30/2003       10,524           4/30/2003       8,068        4/30/2003      6,521
  5/31/2003       16,338              5/31/2003       11,605           5/31/2003       8,934        5/31/2003      6,865
  6/30/2003       16,590              6/30/2003       11,857           6/30/2003       9,095        6/30/2003      6,952
  7/31/2003       17,119              7/31/2003       12,282           7/31/2003       9,665        7/31/2003      7,075
  8/31/2003       17,528              8/31/2003       12,740           8/31/2003      10,108        8/31/2003      7,213
  9/30/2003       17,155              9/30/2003       12,345           9/30/2003       9,921        9/30/2003      7,136
 10/31/2003       17,756             10/31/2003       13,190          10/31/2003      10,754       10/31/2003      7,540
 11/30/2003       18,032             11/30/2003       13,573          11/30/2003      11,136       11/30/2003      7,606
 12/31/2003       18,429             12/31/2003       14,176          12/31/2003      11,362       12/31/2003      8,005
  1/31/2004       18,645              1/31/2004       14,624           1/31/2004      11,855        1/31/2004      8,152
  2/29/2004       19,247              2/29/2004       15,119           2/29/2004      11,962        2/29/2004      8,265
  3/31/2004       19,174              3/31/2004       14,979           3/31/2004      12,073        3/31/2004      8,140
  4/30/2004       19,018              4/30/2004       14,542           4/30/2004      11,458        4/30/2004      8,013
  5/31/2004       19,078              5/31/2004       14,704           5/31/2004      11,640        5/31/2004      8,123
  6/30/2004       19,114              6/30/2004       15,037           6/30/2004      12,130        6/30/2004      8,281
  7/31/2004       18,693              7/31/2004       14,204           7/31/2004      11,313        7/31/2004      8,007
  8/31/2004       18,260              8/31/2004       14,058           8/31/2004      11,255        8/31/2004      8,039
  9/30/2004       18,657              9/30/2004       14,481           9/30/2004      11,784        9/30/2004      8,126
 10/31/2004       18,717             10/31/2004       14,580          10/31/2004      12,016       10/31/2004      8,250
 11/30/2004       19,151             11/30/2004       15,474          11/30/2004      13,058       11/30/2004      8,584
 12/31/2004       19,379             12/31/2004       15,992          12/31/2004      13,444       12/31/2004      8,876
  1/31/2005       19,190              1/31/2005       15,591           1/31/2005      12,883        1/31/2005      8,660
  2/28/2005       19,619              2/28/2005       16,118           2/28/2005      13,102        2/28/2005      8,842
  3/31/2005       19,707              3/31/2005       15,882           3/31/2005      12,727        3/31/2005      8,685
  4/30/2005       19,619              4/30/2005       15,408           4/30/2005      11,998        4/30/2005      8,521
  5/31/2005       19,808              5/31/2005       16,054           5/31/2005      12,783        5/31/2005      8,792
  6/30/2005       20,060              6/30/2005       16,382           6/30/2005      13,276        6/30/2005      8,804
  7/31/2005       20,098              7/31/2005       17,031           7/31/2005      14,117        7/31/2005      9,132
  8/31/2005       20,439              8/31/2005       17,031           8/31/2005      13,855        8/31/2005      9,060
  9/30/2005       20,742              9/30/2005       17,317           9/30/2005      13,899        9/30/2005      9,122
 10/31/2005       20,388             10/31/2005       16,780          10/31/2005      13,467       10/31/2005      8,970
 11/30/2005       20,338             11/30/2005       17,250          11/30/2005      14,121       11/30/2005      9,309
 12/31/2005       20,486             12/31/2005       17,340          12/31/2005      14,057       12/31/2005      9,312
  1/31/2006       20,695              1/31/2006       18,067           1/31/2006      15,317        1/31/2006      9,559
  2/28/2006       20,852              2/28/2006       18,161           2/28/2006      15,275        2/28/2006      9,585
  3/31/2006       20,826              3/31/2006       18,448           3/31/2006      16,016        3/31/2006      9,704
  4/30/2006       21,074              4/30/2006       18,774           4/30/2006      16,013        4/30/2006      9,834
  5/31/2006       21,074              5/31/2006       18,091           5/31/2006      15,114        5/31/2006      9,551
  6/30/2006       21,074              6/30/2006       18,053           6/30/2006      15,211        6/30/2006      9,564

Past performance is not predictive of future performance.

     ---------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(c)
                        For Periods Ended June 30, 2006

                                                                      Since
                                      1 Year   3 Years   5 Years   Inception(d)
                                      ------   -------   -------   ---------
     Hussman Strategic Growth Fund     5.05%     8.30%    11.55%      13.39%
     S&P 500 Index                     8.63%    11.22%     2.49%      (0.75%)
     Russell 2000 Index               14.58%    18.70%     8.50%       7.32%
     ---------------------------------------------------------------------------

(a) The Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively.

(b) "Equity investments and cash equivalents only (unhedged)" reflects the performance of the Fund's portfolio of stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund's unhedged investment holdings do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(c) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Annualized. Initial public offering of shares was July 24, 2000.


                              [GRAPHIC OMITTED]       HUSSMAN
                                                      FUNDS

                                STRATEGIC TOTAL RETURN FUND

Comparison of the Change in Value of a $10,000 Investment in the Hussman Strategic Total
              Return Fund versus the Lehman Brothers U.S. Aggregate Index(a)


                                     [GRAPHIC OMITTED]


                                                     LEHMAN BROTHERS
HUSSMAN STRATEGIC TOTAL RETURN FUND                U.S. AGGREGATE INDEX
------------------------------------        -----------------------------------
     9/12/2002    $  10,000                      9/12/2002   $  10,000
     9/30/2002        9,960                      9/30/2002      10,097
    10/31/2002        9,830                     10/31/2002      10,051
    11/30/2002        9,790                     11/30/2002      10,048
    12/31/2002       10,230                     12/31/2002      10,256
     1/31/2003       10,240                      1/31/2003      10,264
     2/28/2003       10,270                      2/28/2003      10,406
     3/31/2003       10,177                      3/31/2003      10,398
     4/30/2003       10,177                      4/30/2003      10,484
     5/31/2003       10,610                      5/31/2003      10,679
     6/30/2003       10,681                      6/30/2003      10,658
     7/31/2003       10,407                      7/31/2003      10,300
     8/31/2003       10,670                      8/31/2003      10,368
     9/30/2003       10,977                      9/30/2000      10,643
    10/31/2003       10,987                     10/31/2003      10,544
    11/30/2003       11,069                     11/30/2003      10,569
    12/31/2003       11,233                     12/31/2003      10,677
     1/31/2004       11,297                      1/31/2004      10,762
     2/29/2004       11,466                      2/29/2004      10,878
     3/31/2004       11,689                      3/31/2004      10,960
     4/30/2004       11,052                      4/30/2004      10,675
     5/31/2004       11,275                      5/31/2004      10,632
     6/30/2004       11,267                      6/30/2004      10,692
     7/31/2004       11,309                      7/31/2004      10,798
     8/31/2004       11,577                      8/31/2004      11,004
     9/30/2004       11,714                      9/30/2004      11,034
    10/31/2004       11,843                     10/31/2004      11,127
    11/30/2004       11,942                     11/30/2004      11,038
    12/31/2004       11,963                     12/31/2004      11,139
     1/31/2005       11,768                      1/31/2005      11,209
     2/28/2005       11,931                      2/28/2005      11,143
     3/31/2005       11,817                      3/31/2005      11,086
     4/30/2005       11,665                      4/30/2005      11,236
     5/31/2005       11,752                      5/31/2005      11,358
     6/30/2005       11,987                      6/30/2005      11,420
     7/31/2005       11,834                      7/31/2005      11,316
     8/31/2005       12,031                      8/31/2005      11,461
     9/30/2005       12,415                      9/30/2005      11,343
    10/31/2005       12,239                     10/31/2005      11,253
    11/30/2005       12,432                     11/30/2005      11,303
    12/31/2005       12,681                     12/31/2005      11,411
     1/31/2006       12,989                      1/31/2006      11,411
     2/28/2006       12,840                      2/28/2006      11,449
     3/31/2006       12,850                      3/31/2006      11,336
     4/30/2006       13,079                      4/30/2006      11,316
     5/31/2006       12,953                      5/31/2006      11,304
     6/30/2006       13,067                      6/30/2006      11,328

 Past performance is not predictive of future performance.

     ---------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(b)
                        For Periods Ended June 30, 2006
                                                                   Since
                                            1 Year    3 Years    Inception(c)
                                            ------    -------    ---------
     Hussman Strategic Total Return Fund     9.01%     6.95%       7.30%
     Lehman Brothers U.S. Aggregate Index   (0.81%     2.05%       3.34%

     ---------------------------------------------------------------------------

(a) The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities.

(b) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's adviser has agreed until at least December 31, 2006 to waive its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's annual ordinary operating expenses to 0.90% of its average daily net assets. The Fund's performance has been positively affected by these provisions. Absent such waivers and expense reimbursements, Fund performance would be lower.

(c)  Annualized. Initial public offering of shares was September 12, 2002.

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                                           AUGUST 15, 2006
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

     The Hussman Funds continued to perform as intended last year, with both the Strategic Growth Fund and the Strategic Total Return Fund achieving continued appreciation with contained volatility.

     The Strategic Growth Fund has achieved an average annual total return of 13.39% since its inception on July 24, 2000, compared with an average annual total return of -0.75% in the S&P 500 Index over the same period. An initial $10,000 investment in the Fund on July 24, 2000 would have grown to $21,074, compared with $9,564 for a similar investment in the S&P 500 Index.

     The Strategic Total Return Fund has achieved an average annual total return of 7.30% since its inception on September 12, 2002, compared with an average annual total return of 3.34% in the Lehman U.S. Aggregate Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $13,067, compared with $11,328 for a similar investment in the Lehman U.S. Aggregate Index.

     For the fiscal year ended June 30, 2006, the Strategic Growth Fund achieved a total return of 5.05%, compared with a total return of 8.63% in the S&P 500 Index. For the fiscal year ended June 30, 2006, the Strategic Total Return Fund achieved a total return of 9.01%, compared with a total return of -0.81% in the Lehman U.S. Aggregate Index. As usual, short-term fluctuations in the major indices can have a strong effect on these brief performance comparisons. Indeed, the Strategic Growth Fund was ahead of the S&P 500 for the current fiscal year-to-date as recently as June 13, 2006.

     The investment objectives of the Hussman Funds are distinctly long-term and "full cycle" in nature, placing very little weight on tracking the market over short periods of time. Because of their emphasis on risk management, Fund returns will periodically behave differently than various market indices. While the intent of our risk management is to outperform the major indices over the complete market cycle (bull and bear markets combined), with added emphasis on defending capital in unfavorable market conditions, the Funds' performance relative to the major indices is often significantly affected by whether the market began or ended a given period at a short-term peak or trough.

     As always, I believe that the achievement of our long-term investment objectives is best evaluated over a complete market cycle; measuring Fund


--------------------------------------------------------------------------------
1

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------


performance from the peak of one bull market to the peak of another, separated by at least one significant market decline.

     On a total-return basis, the record high for the S&P 500 Index was achieved on September 1, 2000. The peak of the recent bull market advance was achieved on May 5, 2006. This period from bull-market-peak to bull-market-peak is a natural span over which to evaluate investment performance. During this period, the Strategic Growth Fund achieved an annual total return of 13.83%, compared with -0.78% for the S&P 500, and 8.05% for the Russell 2000 Index. With regard to periodic losses, the deepest peak-to-trough pullback in the Strategic Growth Fund over this period was -6.98%, compared with -47.41% for the S&P 500 Index and -37.94% for the Russell 2000 Index.

     There is, however, at least one important way in which the recent market cycle differed from typical market cycles. By most measures of valuation, the stock market has been persistently overvalued during the past 6-8 years, and did not revert to average historical levels of valuation even at the 2002 market lows. Perhaps not surprisingly, the total return on the S&P 500 has lagged the return on risk-free Treasury bills over the past 8 years. As a result of these rich valuations, the Strategic Growth Fund carried a much more defensive investment position during the most recent market cycle, on average, than I would expect during a typical market cycle.

     It is important for shareholders to recognize that the relatively defensive position of the Strategic Growth Fund since its inception is not typical, nor is it preferable as a "standard" investment stance. Historically, there have been periods in which stock market risk has been well worth taking. In a normal market cycle with appropriate valuations, not only would the S&P 500 typically achieve higher returns, but the Strategic Growth Fund would also typically accept greater levels of market risk. While the Fund has achieved strong returns given the constraints of rich valuations since 2000, these valuations have held back the performance of the major stock indices, as well as the flexibility to accept risk that the Strategic Growth Fund would have under typical valuation conditions.

     The table below presents the total returns for the Strategic Growth Fund and S&P 500 Index since the inception of the Fund. In order to assist in attributing the effects of stock selection and hedging on the Strategic Growth Fund, the table separately presents the returns of the stock positions and cash equivalents held by the Fund (after expenses), without the impact of hedging transactions.

--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------



     YEAR                   HSGFX     STOCKS ONLY    S&P 500
     -------------------------------------------------------
     2000*                  16.40%        4.86%       -9.37%
     2001                   14.67%        9.13%      -11.89%
     2002                   14.02%      -10.03%      -22.10%
     2003                   21.08%       37.68%       28.69%
     2004                    5.16%       12.81%       10.88%
     2005                    5.71%        8.43%        4.91%
     2006**                  2.87%        4.11%        2.71%
     Since Inception
     (Annualized)           13.39%       10.47%       -0.75%

*    July 24, 2000 - December 31, 2000, not annualized
**   Year-to-date through June 30, 2006, not annualized

     The strong performance of the stocks held by the Strategic Growth Fund continues to be a significant contributor to overall investment performance. Since inception, the annualized return of the stocks held by the Fund has been 10.47% after expenses, accounting for much of the Fund's 13.39% average annual total return.

     Meanwhile the Strategic Growth Fund's hedging has provided additional returns while significantly reducing volatility and drawdown risk. The Fund has held a smaller hedge, on average, during advancing periods than declining ones.

     The table below presents the returns for the Strategic Total Return Fund since inception.

                                               LEHMAN
     YEAR                   HSTRX          U.S. AGGREGATE
     ------------------------------------------------------
     2002*                  2.30%               2.56%
     2003                   9.80%               4.10%
     2004                   6.50%               4.34%
     2005                   6.00%               2.43%
     2006**                 3.05%              -0.72%
     Since Inception
     (Annualized)           7.30%               3.34%

*    September 12, 2002 - December 31, 2002, not annualized
**   Year-to-date through June 30, 2006, not annualized


--------------------------------------------------------------------------------
3

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AND PERFORMANCE DRIVERS

     As of June 30, 2006, the Strategic Growth Fund had net assets of $2,816,108,413, and held 189 stocks in a wide variety of industries. The largest sector holdings were in health care (21.0%), information technology (17.7%), consumer discretionary (16.5%) and consumer staples (13.4%). The smallest industry weight relative to the S&P 500 remained in financials (2.0%).

     The Fund's holdings of individual stocks as of June 30, 2006 accounted for $2,726,278,875, or 96.8% of net assets. Against these stock positions, the Fund also held 16,500 option combinations (long put option, short call option) on the S&P 500 Index, and 8,000 option combinations on the Russell 2000 Index. Each option combination behaves as an interest-bearing short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2006, the S&P 500 Index closed at 1270.87, while the Russell 2000 Index closed at
721.77. The Fund's total hedge therefore represented a short position of $2,674,351,500, thereby hedging 98.1% of the dollar value of the Fund's long investment positions in individual stocks.

     The overall returns on a hedged investment position are driven by several factors. First, a hedged position earns the difference in performance between the stocks it holds long (after expenses) and the indices it uses to hedge. In addition, because of the way that options are priced, the combination of a put option and a short call option acts as an interest-bearing short position on the underlying index, and delivers implied interest at a rate close to short-term Treasury yields.

     As in prior years, the individual stocks held in the Strategic Growth Fund outperformed the S&P 500 Index during the fiscal year ended June 30, 2006, before hedging, achieving a total return (after expenses) of 10.20% versus 8.63% for the S&P 500 Index. Longer-term, both the Fund's stock selection and overall performance have significantly outpaced the S&P 500 and Russell 2000 indices since the Fund's inception on July 24, 2000.

     Recent years have featured unusually strong relative performance in small capitalization stocks. It is notable that in 2000, the 50 stocks in the S&P 500 with the largest market capitalizations carried a median price/earnings multiple of 35.6, while the stocks with the 50 smallest market capitalizations carried a median price/earnings multiple of just 10.1. This performance gap has not only been eliminated, but has now reversed. The median price/earnings multiple on the largest 50 stocks is now about 17.3, versus a multiple of 20.3 for the smallest 50 stocks.

--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------


     During the past fiscal year, speculative interest became increasingly concentrated in small stocks with low quality as measured by stability of fundamentals such as earnings and revenues and other financial characteristics. While such companies typically experience very high volatility over the full market cycle, they became appealing to investors speculating on a continued advance in the small-capitalization sector of the market. As a result, smaller, low quality stocks may be particularly vulnerable, especially if profit margins contract. I have intentionally avoided such stocks despite their periodic short-term momentum.

     As always, the profile of the Strategic Growth Fund's stock holdings at any given time does not represent a static preference for any particular capitalization style or industry group, but is instead intended to align the Fund's investment position with prevailing conditions and opportunities.

     The Strategic Growth Fund continues to be very manageable, with substantial flexibility to respond to changing market conditions, low market impact of trading, commission costs well below estimated industry averages, and continued reductions in the Fund's expense ratio. The Fund's positions in individual stocks generally represent less than a single day's average trading volume in those securities. The Fund's average market impact of trading (the difference between the last sale at the time of order placement and the actual price at which the Fund's stock transactions are executed) remains less than 0.14%, and the Fund's average commission is 1.5 cents per share, compared with industry estimates averaging several times that amount. Finally, the Fund's expense ratio was reduced again in 2006, most recently to 1.10%.

     Though the performance of the Strategic Growth Fund's diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings achieved gains in excess of $5 million during year ended June 30, 2006: Garmin, Sandisk, NVIDIA, Applera Corp., Valero Energy, Marathon Oil, Newmont Mining, Archer Daniels Midland, McDonalds, ConocoPhilips, Aon Corp., Cerner, Petro-Canada, Citrix Systems, Campbell Soup, and Pharmaceutical Products. Holdings with losses in excess of $5 million were Intel, Scholastic Corp., Omnicare, Home Depot, and Emulex.

     As of June 30, 2006, the Strategic Total Return Fund had net assets of $158,735,306. Treasury inflation protected securities accounted for 48.0% of the Fund's net assets. Short-term Treasury bills, government agency securities, and money market securities represented an additional 26.7% of net assets, and nominal Treasury bonds represented 5.9% of net assets. Precious metals

--------------------------------------------------------------------------------
5

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------


shares represented 14.9% of net assets, and utility stocks represented 3.8%. The Fund carried a duration of just over 2 years (meaning that a 1% change in interest rates would be expected to impact the Fund's asset value by about 2% on the basis of bond price fluctuations). Because of that very low duration, precious metals shares currently account for most of the day-to-day fluctuation in the net asset value of the Strategic Total Return Fund.

     During the most recent fiscal year, precious metals shares have clearly been a substantial contributor to the performance of the Strategic Total Return Fund. Rather than holding a fixed allocation, the Fund has varied its exposure to these shares based on prevailing valuations, inflation pressures, interest rate trends and currency conditions, generally increasing its exposure after substantial price weakness, and paring this exposure on short-term strength. The allocation of the Fund to precious metals shares has generally ranged between 5% and 20% of net assets.

     In the Strategic Total Return Fund, during the year ended June 30, 2006 portfolio gains in excess of $1 million were achieved in Placer Dome, Newmont Mining, Barrick Gold, and Anglogold Ashanti. The Fund experienced a loss in excess of $1 million in the 2% TIPS maturing on 1/15/14.

PRESENT CONDITIONS

     As of June 30,  2006,  the  price/earnings  ratio on the S&P 500  Index was
17.5. From the standpoint of recent years, this doesn't appear to be an extreme level of valuation, yet if we examine other measures of valuation such as price/book, price/dividend, and price/revenue ratios, valuations are at levels rarely seen in history, except during the late 1990's market bubble.

     Behind this apparent disagreement among valuation measures is a simple fact: earnings are unusually elevated here. Profit margins are at record levels, as are corporate profits as a share of GDP, while labor compensation and personal income as a share of GDP are equally depressed. There is a very strong tendency for elevated profit margins to be followed by tepid earnings growth for several years thereafter. Given that the unemployment rate is relatively low, and wage inflation is beginning to exceed productivity growth in recent reports, it would not be surprising to observe a decline in the share of GDP going to corporate profits and a rebound in the share going to labor compensation.


--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------


     We can also observe the elevated level of earnings another way. Historically, S&P 500 earnings have been well contained by a 6% growth channel, with a top line connecting earnings peaks across economic cycles as far back as one cares to look. After a sharp plunge in earnings during the 2001-2002 recession, earnings have climbed back to that 6% growth line.

     The difficulty is that if we examine previous instances when S&P 500 earnings have been within 10-15% of that "top-of-channel" 6% growth line, the average price/earnings ratio of the S&P 500 Index has been less than 10. Unusually elevated earnings normally produce relatively low price/earnings ratios. In that context, the current multiple of 17.5 times top-of-channel earnings is actually extreme, and not at all in contradiction with other similarly extreme valuation measures.

     With corporate profit margins unusually wide, it is important to interpret price/earnings multiples cautiously. The most important factor in evaluating stocks is to properly estimate the long-term stream of cash flows that a company will actually deliver to its shareholders over time. The earnings and cash flows achieved in the early years contribute very little to the total discounted value of that stream of payments. The "tail end" into the indefinite future is of primary importance. Accordingly, the ability to maintain competitive advantage, and the associated stability of revenues and profit margins, continues to be an important consideration in my evaluation of stocks held by the Strategic Growth Fund.

     As of June 30, 2006, the quality of internal market action (price/volume behavior, wide internal divergences, disparate industry action, hostile interest rate trends, and so forth) was also unfavorable on the measures we use. Rich valuations, rising interest rates, sluggish internals, and upward inflation pressures have rarely been favorable for stocks, and have frequently produced very negative outcomes. The overall return/risk profile associated with such conditions is clearly negative, on average. This doesn't mean that stocks decline persistently or reliably enough to make accurate short-term forecasts. It does, however, imply that taken together, such periods have not produced acceptable returns for the risk involved. For that reason, the Strategic Growth Fund is fully hedged at present. Until either valuations improve or market action becomes less hostile, our investment discipline is likely to lean toward defensive positions and protection of capital.



--------------------------------------------------------------------------------
7

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------


ECONOMIC CONSIDERATIONS

     In recent months, the financial markets have maintained a narrow focus on Federal Reserve policy, in hopes that an end to the recent tightening cycle will benefit the stock and bond markets. In my view, this focus is entirely misplaced. The Fed is a lot like a little boy who waves his arms whenever he hears music playing, so people come to believe he's actually conducting the band.

     The Federal Reserve has the ability only to determine whether government liabilities held by the public take the form of money (currency and reserves) or Treasury bonds. The Fed's open market operations are nothing but transactions to alter this mix. What the Federal Reserve cannot do, however, is to determine the total amount of government liabilities that must be absorbed by the public. This is the role of fiscal policy.

     The seemingly impressive record of monetary policy over the past two decades was not primarily due to a powerful or effective Federal Reserve, but was instead the result of fiscal discipline which brought the 5-year growth rate of the U.S. gross public debt from over 16% annually in 1987, to just 2% by 2002. It's relatively easy for the economy to thrive and for inflation to fall, provided the government isn't sopping up the economy's resources and issuing liabilities in return. Unfortunately, this favorable trend has now reversed.

     Inflation is the result of excessive growth in the quantity of government liabilities that must be absorbed by the public. It hardly matters what form these government liabilities take, because they are close portfolio substitutes. Excessive growth in government liabilities tends to cause a general devaluation in these liabilities (currency and Treasury securities) which is why inflation and interest rates tend to move in tandem. In short, it is the growth of government liabilities (determined by fiscal policy), and the willingness of the public to hold them, that determines inflation.

     During the 1990's and in recent years, U.S. government budget deficits did not produce inflationary effects, precisely because foreign governments were willing to absorb as many government liabilities as the U.S. was able to issue. Indeed, the combination of fiscal discipline and credit problems in 2001-2002 actually created the potential for deflation, by causing a flight to the safety of default-free government paper like currency and Treasury securities while the supply of these liabilities was still held in check. As long as somebody is willing to snap up government liabilities as fast as they are produced, it is possible to have a fiscal policy in disarray without having inflationary consequences. The problem is that such willingness typically doesn't persist.


--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------


     By accumulating what is now about half of the entire float of U.S. Treasury securities, foreign countries such as China and Japan have implicitly funded the entire U.S. budget deficit in recent years. This has allowed us to run large government budget deficits without financing them from our own domestic savings, so our savings have fortunately been entirely available for domestic investment. In fact, foreign capital inflows have actually financed more than the entire fiscal deficit. The result is that all of the growth in U.S. gross domestic investment since 1998 has been financed by foreign capital inflows (the U.S. "current account deficit").

     In my view, it is not Federal Reserve policy, but the massive and growing U.S. current account deficit, that poses the greatest challenge to both U.S. growth and price stability ahead. The concern here is that even a slowing - not a reversal, but just a slowing - in foreign capital inflows (i.e. a failure of the current account deficit to continue growing indefinitely) will be enough to halt the growth of U.S. gross domestic investment here, including things like housing investment, factories, capital spending, and so forth.

     In my view, this is precisely what's likely to happen over the coming years. That's not to say that U.S. gross domestic investment will collapse, but rather that it is likely to stagnate overall. As a result, any growth we observe in capital spending is likely to come at the expense of housing investment.

     On the inflation side, any slowdown in foreign buying of U.S. Treasury securities will force those securities into the hands of U.S. investors instead. Unless that outcome is also accompanied by enough credit problems to boost demand for government securities at home (or less likely, enough fiscal discipline to reduce the issuance of new government debt), the result is likely to be persistent, structural inflation regardless of how the Fed conducts monetary policy.

     To put this into perspective, during the past decade, foreign buyers have purchased three times the amount of Treasury securities as the Federal Reserve has purchased. During the past two years, foreign buying of U.S. Treasuries has outpaced Fed purchases of Treasuries by a rate of six-to-one. The entire force of Federal Reserve policy is to reduce or increase the amount of Treasury securities that must be held by the public. The effect of a Fed tightening is small in relation to the effect that even a modest slowdown in foreign purchases of Treasuries could have.


--------------------------------------------------------------------------------
9

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENT IMPLICATIONS

     All of these considerations are reflected in the investment positions held in the Hussman Funds. In stocks, rich valuations and unfavorable market action currently hold the Strategic Growth Fund to a fully-hedged investment stance. Because profit margins are elevated and potentially vulnerable, the Fund continues to emphasize stocks that appear appropriately valued on the basis of long-term expected cash flows, not merely on a current earnings basis. Because small capitalization, low quality stocks appear richly priced and potentially vulnerable, the Fund's current holdings also generally emphasize larger capitalization stocks with relatively stable revenues, such as consumer and health care companies.

     In the bond market, the Strategic Total Return Fund continues to emphasize inflation protected securities, due to the potential for inflation to be persistent and "structural," rather than a "cyclical" problem that will vanish as soon as economic growth slows a bit. The Fund's average duration remains fairly limited at about 2 years because yields do not appear sufficiently high to accept higher levels of interest rate risk.

     The main factors that would encourage longer durations and greater interest rate exposure for the Strategic Total Return Fund would be further increases in the level of interest rates, and a substantial widening of credit spreads (the difference between risky corporate yields and default-free Treasury yields). As noted above, wider credit spreads would indicate an emerging preference of investors for safe, default-free securities, allowing government liabilities such as Treasury securities to be absorbed without inflationary consequences.

     In short, the economy appears vulnerable to a combination of slowing growth and persistent inflation, or so-called "stagflation." A widening of credit spreads would not improve growth prospects, but would result in an easing of inflation pressures.

     In addition to fixed income securities, the Strategic Total Return Fund also holds about 15% of assets in precious metals shares, in response to the potential for sustained inflation and the risk of weakness in the U.S. dollar.

     While these investment positions are not aggressive, and do not rely on particular events such as economic weakness or strong inflation, I believe they appropriately reflect the risks and opportunities evident in the current economic environment.

--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------


     As always, the investment positions held by the Funds at any particular time reflect prevailing market conditions, and those positions will shift as market conditions change. I believe that our shareholders continue to be well served by the ability to align our market exposure and investment selection with flexibility and discipline as new opportunities emerge.

     I am grateful for your investment in the Funds, and for your trust.



Best wishes,

JOHN P. HUSSMAN, PH.D.







CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, MAY BE FOUND AT THE HUSSMAN FUNDS' WEBSITE WWW.HUSSMANFUNDS.COM.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds' prospectuses contain this and other important information. To obtain a copy of the Hussman Funds' prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

The securities held by the Funds that are discussed in this letter were held during fiscal 2006. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds' adviser with respect to those securities may change at any time. Weekly updates regarding market conditions and investment strategy, as well as special reports and analysis, are available at no charge at the Fund's website www.hussmanfunds.com.



--------------------------------------------------------------------------------
11

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


SECTOR ALLOCATION (% OF NET ASSETS)

                                           Healthcare - 21.0%
                                           Information Technology - 17.7%
                                           Consumer Discretionary - 16.5%
                                           Consumer Staples - 13.4%
     [GRAPHIC OMITTED]                     Industrials - 8.4%
                                           Energy - 8.3%
                                           Telecommunications Services - 6.9%
                                           Other - 3.2%
                                           Materials - 2.6%
                                           Financials - 2.0%



HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


ASSET ALLOCATION (% OF NET ASSETS)

                                U.S. Treasury Inflation-Protection Notes - 48.0%
                                Other U.S. Treasury Obligations - 22.1%
  [GRAPHIC OMITTED]             Precious Metal Stocks - 14.9%
                                U.S. Government Agency Obligations - 6.3%
                                Other - 4.9%
                                Utility Stocks - 3.8%


--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------

JUNE 30, 2006
-----------------------------------------------------------------------------------------

                                                         HUSSMAN           HUSSMAN
                                                        STRATEGIC      STRATEGIC TOTAL
                                                       GROWTH FUND       RETURN FUND
                                                       -----------     ---------------
ASSETS
  Investments in securities:
       At acquisition cost .....................    $ 2,736,378,512    $   150,170,469
                                                    ===============    ===============
       At value (Note 1) .......................    $ 2,779,643,875    $   150,900,511
  Investments in money market funds ............        122,184,182          6,673,180
  Cash .........................................            500,000                446
  Dividends and interest receivable ............          4,570,615          1,240,317
  Receivable for capital shares sold ...........         13,640,124            306,206
  Receivable for investment securities sold ....          2,514,250                 --
  Other assets .................................            118,341             27,904
                                                    ---------------    ---------------
       Total Assets ............................      2,923,171,387        159,148,564
                                                    ---------------    ---------------

LIABILITIES
  Dividends payable ............................                 --            199,360
  Written call options, at value (Notes 1 and 4)
       (premiums received $122,163,250) ........        100,926,000                 --
  Payable for investment securities purchased ..            900,750                 --
  Payable for capital shares redeemed ..........          2,507,040             74,491
  Accrued investment advisory fees (Note 3) ....          2,212,942             81,837
  Payable to administrator (Note 3) ............            200,600             20,550
  Other accrued expenses .......................            315,642             37,020
                                                    ---------------    ---------------
       Total Liabilities .......................        107,062,974            413,258
                                                    ---------------    ---------------
NET ASSETS .....................................    $ 2,816,108,413    $   158,735,306
                                                    ===============    ===============

Net assets consist of:
  Paid-in capital ..............................    $ 2,662,849,879    $   151,135,414
  Undistributed net investment income ..........         10,050,381            119,488
  Accumulated net realized gains from security
       transactions and option contracts .......         78,705,540          6,750,426
  Net unrealized appreciation/depreciation on
       investments and options .................         64,502,613            738,979
  Net unrealized appreciation/depreciation on
       translation of assets and liabilities
       in foreign currencies ...................                 --             (9,001)
                                                    ---------------    ---------------
NET ASSETS .....................................    $ 2,816,108,413    $   158,735,306
                                                    ===============    ===============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) ................................        174,623,286         14,049,280
                                                    ===============    ===============

Net asset value, offering price and redemption
  price per share(a) (Note 1) ..................    $         16.13    $         11.30
                                                    ===============    ===============

(a)  Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
13

HUSSMAN INVESTMENT TRUST
STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------

FOR THE YEAR ENDED JUNE 30, 2006
-----------------------------------------------------------------------------------------

                                                         HUSSMAN           HUSSMAN
                                                        STRATEGIC      STRATEGIC TOTAL
                                                       GROWTH FUND       RETURN FUND
                                                       -----------     ---------------
INVESTMENT INCOME
  Dividends ....................................    $    41,582,259    $       733,760
  Foreign withholding taxes on dividends .......           (958,473)           (13,515)
  Interest .....................................                 --          4,398,281
                                                    ---------------    ---------------
       Total Income ............................         40,623,786          5,118,526
                                                    ---------------    ---------------

EXPENSES
  Investment advisory fees (Note 3) ............         22,812,054            731,852
  Administration fees (Note 3) .................          1,311,290            133,178
  Transfer agent, account maintenance and
       shareholder services fees (Note 3) ......          1,029,639             69,432
  Registration and filing fees .................            253,165             46,322
  Custodian and bank service fees ..............            202,648             29,760
  Fund accounting fees (Note 3) ................            170,587             43,390
  Professional fees ............................            101,822             77,583
  Postage and supplies .........................            128,180             25,377
  Printing of shareholder reports ..............             76,189             11,084
  Insurance expense ............................             65,884              5,204
  Compliance service fees ......................             53,511              8,760
  Trustees' fees and expenses ..................             21,146             21,146
  Other expenses ...............................             18,992             12,729
                                                    ---------------    ---------------
       Total Expenses ..........................         26,245,107          1,215,817
  Less fees waived and expenses reimbursed
       by the Adviser (Note 3) .................                 --            (27,949)
  Plus previously waived investment advisory
       fees recouped by the Adviser (Note 3) ...                 --             11,955
                                                    ---------------    ---------------
       Net Expenses ............................         26,245,107          1,199,823
                                                    ---------------    ---------------

NET INVESTMENT INCOME ..........................         14,378,679          3,918,703
                                                    ---------------    ---------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS, OPTION CONTRACTS AND FOREIGN
  CURRENCIES (NOTE 4)

  Net realized gains (losses) from:
       Security transactions ...................        244,834,733          8,194,573
       Option contracts ........................       (162,052,342)                --
       Foreign currency transactions ...........                 --              6,396
  Net change in unrealized appreciation/
       depreciation on:
       Investments .............................        (38,796,122)          (901,485)
       Option contracts ........................         48,136,250                 --
       Foreign currency translation ............                 --            (64,909)
                                                    ---------------    ---------------
NET REALIZED AND UNREALIZED GAINS ON
  INVESTMENTS, OPTION CONTRACTS AND
  FOREIGN CURRENCIES ...........................         92,122,519          7,234,575
                                                    ---------------    ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....    $   106,501,198    $    11,153,278
                                                    ===============    ===============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------

                                                         YEAR               YEAR
                                                        ENDED              ENDED
                                                       JUNE 30,           JUNE 30,
                                                         2006               2005
                                                    ---------------    ---------------

FROM OPERATIONS
  Net investment income ........................    $    14,378,679    $     6,534,070
  Net realized gains (losses) from:
       Security transactions ...................        244,834,733        128,081,602
       Option contracts ........................       (162,052,342)       (71,915,118)
  Net change in unrealized appreciation/
       depreciation on:
       Investments .............................        (38,796,122)        10,505,250
       Option contracts ........................         48,136,250          5,114,698
                                                    ---------------    ---------------
Net increase in net assets resulting
  from operations ..............................        106,501,198         78,320,502
                                                    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................         (7,903,689)        (2,958,679)
  From net realized gains ......................        (69,606,458)       (65,407,312)
                                                    ---------------    ---------------
Net decrease in net assets from distributions
  to shareholders ..............................        (77,510,147)       (68,365,991)
                                                    ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ....................      1,393,333,433        945,870,427
  Net asset value of shares issued in
       reinvestment of distributions to
       shareholders ............................         69,245,755         62,556,168
  Proceeds from redemption fees collected
       (Note 1) ................................            775,369            897,771
  Payments for shares redeemed .................       (511,750,868)      (500,468,505)
                                                    ---------------    ---------------
Net increase in net assets from capital
  share transactions ...........................        951,603,689        508,855,861
                                                    ---------------    ---------------

TOTAL INCREASE IN NET ASSETS ...................        980,594,740        518,810,372

NET ASSETS
  Beginning of year ............................      1,835,513,673      1,316,703,301
                                                    ---------------    ---------------
  End of year ..................................    $ 2,816,108,413    $ 1,835,513,673
                                                    ===============    ===============

ACCUMULATED NET INVESTMENT INCOME ..............    $    10,050,381    $     3,575,391
                                                    ===============    ===============

CAPITAL SHARE ACTIVITY
  Sold .........................................         86,814,263         60,870,730
  Reinvested ...................................          4,421,266          4,142,422
  Redeemed .....................................        (32,050,718)       (32,455,996)
                                                    ---------------    ---------------
  Net increase in shares outstanding ...........         59,184,811         32,557,156
  Shares outstanding at beginning of year ......        115,438,475         82,881,319
                                                    ---------------    ---------------
  Shares outstanding at end of year ............        174,623,286        115,438,475
                                                    ===============    ===============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
15

HUSSMAN STRATEGIC TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------

                                                          YEAR               YEAR
                                                          ENDED             ENDED
                                                         JUNE 30,          JUNE 30,
                                                           2006              2005
                                                    ---------------    ---------------

FROM OPERATIONS
  Net investment income ........................    $     3,918,703    $     2,683,744
  Net realized gains (losses) from:
       Security transactions ...................          8,194,573          2,558,400
       Foreign currency transactions ...........              6,396                 (2)

  Net change in unrealized appreciation/
       depreciation on:
       Investments .............................           (901,485)         1,740,565
       Foreign currency translation ............            (64,909)           (10,725)
                                                    ---------------    ---------------
Net increase in net assets resulting from
  operations ...................................         11,153,278          6,971,982
                                                    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................         (3,807,952)        (2,689,841)
  From net realized gains ......................         (3,268,055)          (236,250)
                                                    ---------------    ---------------
Net decrease in net assets from distributions
  to shareholders ..............................         (7,076,007)        (2,926,091)
                                                    ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ....................         54,330,916         52,663,764
  Net asset value of shares issued in
       reinvestment of distributions to
       shareholders ............................          6,375,542          2,605,781
  Proceeds from redemption fees collected
       (Note 1) ................................             28,184             62,447
  Payments for shares redeemed .................        (34,232,131)       (36,530,467)
                                                    ---------------    ---------------
Net increase in net assets from capital
  share transactions ...........................         26,502,511         18,801,525
                                                    ---------------    ---------------

TOTAL INCREASE IN NET ASSETS ...................         30,579,782         22,847,416

NET ASSETS
  Beginning of year ............................        128,155,524        105,308,108
                                                    ---------------    ---------------
  End of year ..................................    $   158,735,306    $   128,155,524
                                                    ===============    ===============

UNDISTRIBUTED NET INVESTMENT INCOME ............    $       119,488    $         2,341
                                                    ===============    ===============

CAPITAL SHARE ACTIVITY
  Sold .........................................          4,831,412          4,832,068
  Reinvested ...................................            574,073            237,556
  Redeemed .....................................         (3,068,452)        (3,354,971)
                                                    ---------------    ---------------
  Net increase in shares outstanding ...........          2,337,033          1,714,653
  Shares outstanding at beginning of year ......         11,712,247          9,997,594
                                                    ---------------    ---------------
  Shares outstanding at end of year ............         14,049,280         11,712,247
                                                    ===============    ===============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------


                                                                        YEAR ENDED JUNE 30,
                                              ---------------------------------------------------------------------
                                                 2006           2005          2004           2003           2002
                                              ----------     ----------    ----------     ----------     ----------
Net asset value at beginning of year ......   $    15.90     $    15.89    $    13.80     $    13.34     $    12.20
                                              ----------     ----------    ----------     ----------     ----------

Income from investment operations:
  Net investment income/(loss) ............         0.08           0.06         (0.04)         (0.02)         (0.04)
  Net realized and unrealized gains on
       investments and options ............         0.69           0.68          2.13           1.36           2.52
                                              ----------     ----------    ----------     ----------     ----------
Total from investment operations ..........         0.77           0.74          2.09           1.34           2.48
                                              ----------     ----------    ----------     ----------     ----------

Less distributions:
  Dividends from net investment income ....        (0.05)         (0.03)           --             --             --
  Distributions from net realized gains ...        (0.50)         (0.71)        (0.01)         (0.93)         (1.35)
                                              ----------     ----------    ----------     ----------     ----------
Total distributions .......................        (0.55)         (0.74)        (0.01)         (0.93)         (1.35)
                                              ----------     ----------    ----------     ----------     ----------

Proceeds from redemption fees
  collected (Note 1) ......................         0.01           0.01          0.01           0.05           0.01
                                              ----------     ----------    ----------     ----------     ----------

Net asset value at end of year ............   $    16.13     $    15.90    $    15.89     $    13.80     $    13.34
                                              ==========     ==========    ==========     ==========     ==========


Total return(a) ...........................        5.05%          4.95%        15.22%         11.25%         22.24%
                                              ==========     ==========    ==========     ==========     ==========


Net assets at end of year (000's) .........   $2,816,108     $1,835,514    $1,316,703     $  511,928     $  173,342
                                              ==========     ==========    ==========     ==========     ==========


Ratio of net expenses to average net assets        1.14%          1.24%         1.34%          1.45%          1.99%(b)

Ratio of net investment income/(loss) to
  average net assets ......................        0.63%          0.44%        (0.39%)        (0.15%)        (0.81%)

Portfolio turnover rate ...................          63%            81%           66%           123%           199%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 2.03% for the year ended June 30, 2002.

See accompanying notes to financial statements.




--------------------------------------------------------------------------------
17

HUSSMAN STRATEGIC TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------


                                               YEAR            YEAR            YEAR          PERIOD
                                              ENDED           ENDED           ENDED           ENDED
                                             JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                               2006            2005            2004          2003(a)
                                            ----------      ----------      ----------      ----------
Net asset value at beginning of period ..   $    10.94      $    10.53      $    10.54      $    10.00
                                            ----------      ----------      ----------      ----------

Income from investment operations:
  Net investment income .................         0.32            0.24            0.21            0.14
  Net realized and unrealized gains on
       investments and foreign currencies         0.65            0.42            0.35            0.52
                                            ----------      ----------      ----------      ----------
Total from investment operations ........         0.97            0.66            0.56            0.66
                                            ----------      ----------      ----------      ----------

Less distributions:
  Dividends from net investment income ..        (0.31)          (0.24)          (0.21)          (0.14)
  Distributions from net realized gains .        (0.30)          (0.02)          (0.37)             --
                                            ----------      ----------      ----------      ----------
Total distributions .....................        (0.61)          (0.26)          (0.58)          (0.14)
                                            ----------      ----------      ----------      ----------

Proceeds from redemption fees
  collected (Note 1) ....................         0.00(b)         0.01            0.01            0.02
                                            ----------      ----------      ----------      ----------

Net asset value at end of period ........   $    11.30      $    10.94      $    10.53      $    10.54
                                            ==========      ==========      ==========      ==========

Total return(c) .........................        9.01%           6.40%           5.49%           6.81%(d)
                                            ==========      ==========      ==========      ==========

Net assets at end of period (000's) .....   $  158,735      $  128,156      $  105,308      $   18,983
                                            ==========      ==========      ==========      ==========

Ratio of net expenses to
  average net assets(e) .................        0.90%           0.90%           0.90%           0.90%(f)

Ratio of net investment income
  to average net assets .................        2.94%           2.25%           2.34%           1.99%(f)

Portfolio turnover rate .................          55%             64%            174%            151%(f)

(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.92%, 1.01%, 1.17% and 2.32%(f) for the periods ended June 30, 2006, 2005,
     2004 and 2003, respectively.

(f)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


   SHARES      COMMON STOCKS -- 96.81%                              VALUE
================================================================================
               AUTO COMPONENTS -- 0.07%
     26,800    Magna International, Inc. ....................  $     1,928,796
                                                               ---------------

               AUTOMOBILES -- 0.94%
    500,000    Honda Motor Co. Ltd. - ADR ...................       15,910,000
    100,000    Toyota Motor Corp. - ADR .....................       10,459,000
                                                               ---------------
                                                                    26,369,000
                                                               ---------------
               BANKS -- 0.62 %
    200,000    Barclays plc - ADR ...........................        9,156,000
    200,000    BB&T Corp. ...................................        8,318,000
                                                               ---------------
                                                                    17,474,000
                                                               ---------------
               BEVERAGES -- 4.31%
    176,800    Cadbury Schweppes plc - ADR ..................        6,863,376
  1,200,000    Coca-Cola Co. (The) ..........................       51,624,000
     30,200    Fomento Economico Mexicano,
               S.A. de C.V. - ADR ...........................        2,528,344
    200,000    Pepsi Bottling Group, Inc. (The) .............        6,430,000
    900,000    PepsiCo, Inc. ................................       54,036,000
                                                               ---------------
                                                                   121,481,720
                                                               ---------------
               BIOTECHNOLOGY -- 3.39%
    100,000    Amgen, Inc.(a) ...............................        6,523,000
     75,000    Andrx Corp.(a) ...............................        1,739,250
  1,332,300    Applera Corp. - Applied Biosystems Group .....       43,099,905
    157,100    Cephalon, Inc.(a) ............................        9,441,710
     86,100    Flamel Technologies S.A. - ADR(a) ............        1,590,267
    150,000    Gilead Sciences, Inc.(a) .....................        8,874,000
    119,500    Illumina, Inc.(a) ............................        3,544,370
     74,500    Integra LifeSciences Holdings(a) .............        2,891,345
    250,000    Invitrogen Corp.(a) ..........................       16,517,500
    250,000    Nanogen, Inc.(a) .............................          475,000
     40,000    PDL BioPharma, Inc.(a) .......................          736,400
                                                               ---------------
                                                                    95,432,747
                                                               ---------------
               BUILDING PRODUCTS -- 1.21%
    100,000    KB Home ......................................        4,585,000
    997,300    Masco Corp. ..................................       29,559,972
                                                               ---------------
                                                                    34,144,972
                                                               ---------------
               CAPITAL MARKETS -- 0.96%
    350,000    E*TRADE Financial Corp.(a) ...................        7,987,000
    300,000    Morgan Stanley ...............................       18,963,000
                                                               ---------------
                                                                    26,950,000
                                                               ---------------


--------------------------------------------------------------------------------
19

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


   SHARES      COMMON STOCKS -- 96.81% (CONTINUED)                  VALUE
================================================================================
               CHEMICALS -- 2.00%
    233,900    Albany Molecular Research, Inc.(a) ...........  $     2,498,052
    100,000    BASF AG - ADR ................................        8,029,000
    350,000    Headwaters, Inc.(a) ..........................        8,946,000
    292,800    International Flavors & Fragrances, Inc. .....       10,318,272
    118,400    Lubrizol Corp. (The) .........................        4,718,240
    100,000    PPG Industries, Inc. .........................        6,600,000
    200,000    Rohm and Haas Co. ............................       10,024,000
     71,100    Sigma-Aldrich Corp. ..........................        5,164,704
                                                               ---------------
                                                                    56,298,268
                                                               ---------------
               COMMERCIAL SERVICES AND SUPPLIES -- 2.31%
    200,000    Avery Dennison Corp. .........................       11,612,000
    150,000    ChoicePoint Inc.(a) ..........................        6,265,500
    400,000    Deluxe Corp. .................................        6,992,000
    153,100    John H. Harland Co. ..........................        6,659,850
     50,000    L-3 Communications Holdings, Inc. ............        3,771,000
    189,800    Pitney Bowes, Inc. ...........................        7,838,740
    195,300    Sensient Technologies Corp. ..................        4,083,723
    500,000    Waste Management, Inc. .......................       17,940,000
                                                               ---------------
                                                                    65,162,813
                                                               ---------------
               COMMUNICATIONS EQUIPMENT -- 0.68%
    500,000    Avaya, Inc.(a) ...............................        5,710,000
    300,000    CommScope, Inc.(a) ...........................        9,426,000
    200,000    Motorola, Inc. ...............................        4,030,000
                                                               ---------------
                                                                    19,166,000
                                                               ---------------
               COMPUTERS AND PERIPHERALS -- 1.90%
    155,000    Ambient Corp.(a) .............................           25,730
    350,000    Lexmark International, Inc.(a) ...............       19,540,500
    600,000    SanDisk Corp.(a) .............................       30,588,000
    157,100    Synaptics, Inc.(a) ...........................        3,361,940
                                                               ---------------
                                                                    53,516,170
                                                               ---------------
               CONSTRUCTION MATERIALS -- 0.40%
    100,000    Nanophase Technologies Corp.(a) ..............          724,000
     75,000    POSCO - ADR ..................................        5,017,500
    308,900    RPM International, Inc. ......................        5,560,200
                                                               ---------------
                                                                    11,301,700
                                                               ---------------
               DIVERSIFIED TELECOMMUNCATION SERVICES -- 5.92%
    500,000    ALLTEL Corp. .................................       31,915,000
  1,000,000    AT&T, Inc. ...................................       27,890,000
    250,000    BCE, Inc. ....................................        5,912,500
     98,000    BT Group plc - ADR ...........................        4,340,420
    500,000    CenturyTel, Inc. .............................       18,575,000
  2,200,000    Nokia Oyj - ADR ..............................       44,572,000
  1,000,000    Verizon Communications, Inc. .................       33,490,000
                                                               ---------------
                                                                   166,694,920
                                                               ---------------


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


   SHARES      COMMON STOCKS -- 96.81% (CONTINUED)                  VALUE
================================================================================
               ELECTRICAL EQUIPMENT -- 1.36%
    150,000    Emerson Electric Co. .........................  $    12,571,500
    441,200    Energizer Holdings, Inc.(a) ..................       25,841,084
                                                               ---------------
                                                                    38,412,584
                                                               ---------------
               ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.95%
  1,000,000    Checkpoint Systems, Inc.(a) ..................       22,210,000
     49,900    FEI Co.(a) ...................................        1,131,732
    200,000    Flextronics International Ltd.(a) ............        2,124,000
    721,200    Nano-Proprietary, Inc.(a) ....................        1,269,312
                                                               ---------------
                                                                    26,735,044
                                                               ---------------
               ENERGY EQUIPMENT AND SERVICES -- 0.97%
    350,000    American Superconductor Corp.(a) .............        3,090,500
     50,000    Distributed Energy Systems Corp.(a) ..........          258,500
     70,800    Kinder Morgan Energy Partners, L.P. ..........        3,253,968
    115,600    National Fuel Gas Co. ........................        4,062,184
    250,000    Valero Energy Corp. ..........................       16,630,000
                                                               ---------------
                                                                    27,295,152
                                                               ---------------
               FOOD AND DRUG RETAIL -- 0.56%
     73,900    Hormel Foods Corp. ...........................        2,744,646
    500,000    Safeway, Inc. ................................       13,000,000
                                                               ---------------
                                                                    15,744,646
                                                               ---------------
               FOOD PRODUCTS -- 4.32%
  1,000,000    Campbell Soup Co. ............................       37,110,000
    200,000    Corn Products International, Inc. ............        6,120,000
    173,300    Del Monte Foods Co. ..........................        1,946,159
    500,000    H.J. Heinz Co. ...............................       20,610,000
    400,000    Kellogg Co. ..................................       19,372,000
    332,000    Kraft Foods, Inc. ............................       10,258,800
     50,000    Smithfield Foods, Inc.(a) ....................        1,441,500
    150,000    Tyson Foods, Inc. ............................        2,229,000
    600,000    Unilever NV - NY Shares ......................       13,530,000
    200,000    William Wrigley Jr. Co. ......................        9,072,000
                                                               ---------------
                                                                   121,689,459
                                                               ---------------
               HEALTH CARE EQUIPMENT AND SUPPLIES -- 2.39%
    250,000    Accelrys, Inc.(a) ............................        1,782,500
    463,200    Biosite, Inc.(a) .............................       21,149,712
    500,000    Boston Scientific Corp.(a) ...................        8,420,000
    100,000    Gen-Probe, Inc.(a) ...........................        5,398,000
    650,000    Medtronic, Inc. ..............................       30,498,000
                                                               ---------------
                                                                    67,248,212
                                                               ---------------


--------------------------------------------------------------------------------
21

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


   SHARES      COMMON STOCKS -- 96.81% (CONTINUED)                  VALUE
================================================================================
               HEALTH CARE PROVIDERS AND SERVICES -- 1.00%
    150,000    Cardinal Health, Inc. ........................  $     9,649,500
    100,000    Coventry Health Care, Inc.(a) ................        5,494,000
    300,000    HCA, Inc. ....................................       12,945,000
                                                               ---------------
                                                                    28,088,500
                                                               ---------------
               HOTELS, RESTAURANTS AND LEISURE -- 2.39%
  2,000,000    McDonald's Corp. .............................       67,200,000
                                                               ---------------

               HOUSEHOLD DURABLES -- 2.66%
    243,000    Black & Decker Corp. .........................       20,523,780
    146,500    Sherwin-Williams Co. .........................        6,955,820
    130,000    Standard Pacific Corp. .......................        3,341,000
    400,000    Stanley Works (The) ..........................       18,888,000
     22,400    Tupperware Brands Corp. ......................          441,056
    300,000    Whirlpool Corp. ..............................       24,795,000
                                                               ---------------
                                                                    74,944,656
                                                               ---------------
               HOUSEHOLD PRODUCTS -- 3.97%
    482,300    Clorox Co. (The) .............................       29,405,831
    500,000    Colgate-Palmolive Co. ........................       29,950,000
    500,000    Kimberly-Clark Corp. .........................       30,850,000
    387,400    Proctor & Gamble Co. (The) ...................       21,539,440
                                                               ---------------
                                                                   111,745,271
                                                               ---------------
               INFORMATION TECHNOLOGY CONSULTING AND
                 SERVICES -- 4.62%
    400,000    Affiliated Computer Services, Inc.(a) ........       20,644,000
  1,200,000    Computer Sciences Corp.(a) ...................       58,128,000
  1,100,000    Fiserv, Inc.(a) ..............................       49,896,000
     72,300    Macrovision Corp.(a) .........................        1,555,896
                                                               ---------------
                                                                   130,223,896
                                                               ---------------
               INSURANCE -- 0.38%
    250,000    Arthur J. Gallagher & Co. ....................        6,335,000
     87,700    Chubb Corp. (The) ............................        4,376,230
                                                               ---------------
                                                                    10,711,230
                                                               ---------------
               INTERNET SOFTWARE AND SERVICES -- 0.81%
    500,000    Check Point Software Technologies Ltd.(a) ....        8,790,000
    250,000    Cisco Systems, Inc.(a) .......................        4,882,500
    200,000    First Data Corp. .............................        9,008,000
                                                               ---------------
                                                                    22,680,500
                                                               ---------------
               LEISURE EQUIPMENT AND PRODUCTS -- 1.47%
    348,100    Borders Group, Inc. ..........................        6,425,926
     92,500    Brunswick Corp. ..............................        3,075,625
     49,400    Fuji Photo Film Co. Ltd. - ADR ...............        1,657,864
  1,200,000    Grupo Televisa S.A. - ADR ....................       23,172,000



--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


   SHARES      COMMON STOCKS -- 96.81% (CONTINUED)                  VALUE
================================================================================
               LEISURE EQUIPMENT AND PRODUCTS -- 1.47%
                 (CONTINUED)
    114,000    Nautilus Group, Inc. (The) ...................  $     1,790,940
    755,000    TiVo, Inc.(a) ................................        5,398,250
                                                               ---------------
                                                                    41,520,605
                                                               ---------------
               MACHINERY -- 3.51%
    200,000    Caterpillar, Inc. ............................       14,896,000
    400,000    Deere & Co. ..................................       33,396,000
    400,000    Illinois Tool Works, Inc. ....................       19,000,000
    700,000    Ingersoll-Rand Co., Ltd. .....................       29,946,000
     53,900    Pall Corp. ...................................        1,509,200
                                                               ---------------
                                                                    98,747,200
                                                               ---------------
               MEDIA -- 3.52%
    100,000    Comcast Corp - Special Class A(a) ............        3,278,000
    650,000    Gannett Co., Inc. ............................       36,354,500
    141,800    Harte-Hanks, Inc. ............................        3,635,752
    150,000    McGraw-Hill Cos., Inc. (The) .................        7,534,500
    506,300    Scholastic Corp.(a) ..........................       13,148,611
    434,300    Tribune Co. ..................................       14,084,349
    700,000    Walt Disney Co. (The) ........................       21,000,000
                                                               ---------------
                                                                    99,035,712
                                                               ---------------
               METALS & MINING -- 0.17%
    230,000    Worthington Industries, Inc. .................        4,818,500
                                                               ---------------

               MULTILINE RETAIL -- 0.73%
  1,000,000    Dollar General Corp. .........................       13,980,000
    250,000    Dollar Tree Stores, Inc.(a) ..................        6,625,000
                                                               ---------------
                                                                    20,605,000
                                                               ---------------
               OFFICE ELECTRONICS -- 0.39%
    149,900    Canon, Inc. - ADR ............................       10,983,173
                                                               ---------------

               OIL AND GAS -- 7.50%
    150,000    Anadarko Petroleum Corp. .....................        7,153,500
    250,000    BP Amoco plc - ADR ...........................       17,402,500
    250,000    Chevron Corp. ................................       15,515,000
    804,105    ConocoPhillips ...............................       52,693,001
    800,000    Exxon Mobil Corp. ............................       49,080,000
    300,000    Marathon Oil Corp. ...........................       24,990,000
    285,400    Newfield Exploration Co.(a) ..................       13,967,476
    100,000    Petroleo Brasileiro S.A. - ADR ...............        8,931,000
    103,300    Pogo Producing Co. ...........................        4,762,130
    250,000    Royal Dutch Petroleum Co. ....................       16,745,000
                                                               ---------------
                                                                   211,239,607
                                                               ---------------


--------------------------------------------------------------------------------
23

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


   SHARES      COMMON STOCKS -- 96.81% (CONTINUED)                  VALUE
================================================================================
               PERSONAL PRODUCTS -- 0.26%
    301,000    NBTY, Inc.(a) ................................  $     7,196,910
                                                               ---------------

               PHARMACEUTICALS -- 14.17%
    200,000    Abbott Laboratories ..........................        8,722,000
    565,800    Altair Nanotechnologies, Inc.(a) .............        1,742,664
    150,000    AstraZeneca plc - ADR ........................        8,973,000
  1,750,000    Biovail Corp. ................................       40,967,500
    968,500    GlaxoSmithKline plc - ADR ....................       54,042,300
  1,000,000    Johnson & Johnson ............................       59,920,000
    500,000    King Pharmaceuticals, Inc.(a) ................        8,500,000
    133,700    Medicis Pharmaceutical Corp. .................        3,208,800
    750,000    Novartis AG - ADR ............................       40,440,000
    936,800    Omnicare, Inc. ...............................       44,423,056
  2,200,000    Pfizer, Inc. .................................       51,634,000
    342,500    Pharmaceutical Product Development, Inc. .....       12,028,600
    125,000    Pharmacopeia Drug Discovery, Inc.(a) .........          500,000
    579,000    Sanofi-Aventis - ADR .........................       28,197,300
    250,000    Shire Pharmaceuticals Group plc - ADR ........       11,057,500
    200,000    Teva Pharmaceutical Industries Ltd. - ADR ....        6,318,000
    336,500    ViroPharma, Inc.(a) ..........................        2,900,630
    350,000    Wyeth ........................................       15,543,500
                                                               ---------------
                                                                   399,118,850
                                                               ---------------
               SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 5.54%
    146,900    Cabot Microelectronics Corp.(a) ..............        4,452,539
  1,250,000    Emulex Corp.(a) ..............................       20,337,500
  2,600,000    Intel Corp. ..................................       49,270,000
     41,800    Kyocera Corp. - ADR ..........................        3,249,950
    117,100    Microchip Technology, Inc. ...................        3,928,705
     50,000    Nanometrics, Inc.(a) .........................          496,500
    500,000    NVIDIA Corp.(a) ..............................       10,645,000
  1,400,000    OmniVision Technologies, Inc.(a) .............       29,568,000
    400,000    QLogic Corp.(a) ..............................        6,896,000
  2,574,976    Taiwan Semiconductor Manufacturing
                 Co. Ltd. - ADR .............................       23,638,277
    150,000    Veeco Instruments, Inc.(a) ...................        3,576,000
                                                               ---------------
                                                                   156,058,471
                                                               ---------------
               SOFTWARE -- 2.82%
     86,700    BEA Systems, Inc.(a) .........................        1,134,903
    150,000    Citrix Systems, Inc.(a) ......................        6,021,000
    230,800    Intuit, Inc.(a) ..............................       13,938,012
  1,500,000    Microsoft Corp. ..............................       34,950,000
  1,500,000    Symantec Corp.(a) ............................       23,310,000
                                                               ---------------
                                                                    79,353,915
                                                               ---------------


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


   SHARES      COMMON STOCKS -- 96.81% (CONTINUED)                  VALUE
================================================================================
               SPECIALTY RETAIL -- 2.88%
    154,600    Barnes & Noble, Inc. .........................  $     5,642,900
    200,000    Bed Bath & Beyond, Inc.(a) ...................        6,634,000
     28,900    BJ's Wholesale Club, Inc.(a) .................          819,315
    239,290    GameStop Corp.(a) ............................        8,195,682
    290,000    Gap, Inc. (The) ..............................        5,046,000
  1,200,000    Home Depot, Inc. (The) .......................       42,948,000
    116,000    Timberland Co. (The)(a) ......................        3,027,600
    187,400    Weight Watchers International, Inc. ..........        7,662,786
     34,500    Williams-Sonoma, Inc. ........................        1,174,725
                                                               ---------------
                                                                    81,151,008
                                                               ---------------
               TEXTILES & APPAREL -- 1.82%
    500,000    NIKE, Inc. - Class B .........................       40,500,000
    601,800    Pacific Sunwear of California, Inc.(a) .......       10,790,274
                                                               ---------------
                                                                    51,290,274
                                                               ---------------
               WIRELESS TELECOMMUNICATIONS SERVICES -- 0.94%
    650,000    Amdocs Ltd.(a) ...............................       23,790,000
     95,400    China Mobile (Hong Kong) Ltd. - ADR ..........        2,729,394
                                                               ---------------
                                                                    26,519,394
                                                               ---------------

               TOTAL COMMON STOCKS (Cost $2,665,811,762) ....  $ 2,726,278,875
                                                               ---------------

  CONTRACTS    PUT OPTION CONTRACTS -- 1.89%                        VALUE
================================================================================
      8,000    Russell 2000 Index Option, 09/16/2006 at $700   $    15,280,000
      6,000    S&P 500 Index Option, 09/16/2006 at $1,250 ...       11,730,000
     10,500    S&P 500 Index Option, 09/16/2006 at $1,270 ...       26,355,000
                                                               ---------------
               TOTAL PUT OPTION CONTRACTS (Cost $70,566,750).  $    53,365,000
                                                               ---------------

               TOTAL INVESTMENTS AT VALUE -- 98.70%
               (Cost $2,736,378,512) ........................  $ 2,779,643,875
                                                               ---------------

   SHARES      MONEY MARKET FUNDS -- 4.34%                          VALUE
================================================================================
122,184,182    First American Treasury Obligation Fund
                 - Class A (Cost $122,184,182) ..............  $   122,184,182
                                                               ---------------

               TOTAL INVESTMENTS AND MONEY MARKET FUNDS AT
                 VALUE -- 103.04% (Cost $2,858,562,694) .....  $ 2,901,828,057

               LIABILITIES IN EXCESS OF OTHER ASSETS
                 -- (3.04%) .................................      (85,719,644)
                                                               ---------------

               NET ASSETS -- 100.00% ........................  $ 2,816,108,413
                                                               ===============

(a)  Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
25

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


                                                   VALUE OF         PREMIUMS
  CONTRACTS    WRITTEN CALL OPTION CONTRACTS       OPTIONS          RECEIVED
================================================================================
      8,000    Russell 2000 Index Option,
                 09/16/2006 at $700             $  35,280,000    $  41,908,000
      6,000    S&P 500 Index Option,
                 09/16/2006 at $1,250              28,896,000       30,621,000
     10,500    S&P 500 Index Option,
                 09/16/2006 at $1,270              36,750,000       49,634,250
                                                -------------    -------------
                                                $ 100,926,000    $ 122,163,250
                                                =============    =============


See accompanying notes to financial statements.









--------------------------------------------------------------------------------

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


   SHARES      COMMON STOCKS -- 18.65% (CONTINUED)                  VALUE
================================================================================
               ELECTRICAL EQUIPMENT -- 0.71%
     35,000    Endesa S.A. - ADR ............................  $     1,124,200
                                                               ---------------

               ELECTRIC UTILITIES -- 1.76%
     25,000    Korea Electric Power Corp. - ADR .............          474,000
     25,000    MDU Resources Group, Inc. ....................          915,250
     40,000    OGE Energy Corp. .............................        1,401,200
                                                               ---------------
                                                                     2,790,450
                                                               ---------------
               GAS UTILITIES -- 0.82%
     45,000    WGL Holdings, Inc. ...........................        1,302,750
                                                               ---------------

               METALS AND MINING -- 14.87%
     75,000    AngloGold Ashanti Ltd. - ADR .................        3,609,000
    200,000    Barrick Gold Corp. ...........................        5,920,000
    150,000    Compania de Minas Buenaventura S.A.u. - ADR ..        4,092,000
     35,000    Goldcorp, Inc. ...............................        1,057,700
     75,000    Harmony Gold Mining Co. ......................        1,221,750
    100,000    Newmont Mining Corp. .........................        5,293,000
     50,000    Randgold Resources Ltd. - ADR(a) .............        1,050,000
     75,000    Stillwater Mining Co.(a) .....................          951,000
     35,000    USEC, Inc. ...................................          414,750
                                                               ---------------
                                                                    23,609,200
                                                               ---------------
               OIL AND GAS -- 0.49%
     20,000    SCANA Corp. ..................................          771,600
                                                               ---------------

               TOTAL COMMON STOCKS (Cost $25,965,072) .......  $    29,598,200
                                                               ---------------

  PAR VALUE    U.S. TREASURY OBLIGATIONS --   70.15%                VALUE
================================================================================
               U.S. TREASURY BILLS -- 16.28%
$16,000,000    discount, due 07/27/2006 .....................  $    15,953,264
 10,000,000    discount, due 09/28/2006 .....................        9,884,230
                                                               ---------------
                                                                    25,837,494
                                                               ---------------
               U.S. TREASURY NOTES -- 5.85%
 10,000,000    4.125%, due 05/15/2015 .......................        9,288,680
                                                               ---------------

               U.S. TREASURY INFLATION-PROTECTION NOTES
                 --  48.02%
 30,630,960    3.375%, due 01/15/2012 .......................       32,095,518
 22,407,400    3.00%, due 07/15/2012 ........................       23,081,392
 21,804,200    2.00%, due 01/15/2014 ........................       21,052,980
                                                               ---------------
                                                                    76,229,890
                                                               ---------------

               TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $114,178,290) ........................  $   111,356,064
                                                               ---------------


--------------------------------------------------------------------------------
27

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


  PAR VALUE       U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.27%          VALUE
================================================================================
                  FEDERAL FARM CREDIT BANK -- 0.25%
       $400,000   2.625%, due 09/24/2007 ....................  $       386,569
                                                               ---------------
                  FEDERAL HOME LOAN BANK -- 0.77%
        750,000   2.22%, due 09/12/2006 .....................          745,459
        500,000   5.70%, due 04/16/2018 .....................          482,132
                                                               ---------------
                                                                     1,227,591
                                                               ---------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION
                    -- 5.25%
      3,000,000   2.81%, due 09/28/2006 .....................        2,980,941
JPY 600,000,000   2.125%, due 10/09/2007 ....................        5,351,146
                                                               ---------------
                                                                     8,332,087
                                                               ---------------
                  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                  (Cost $10,027,107) ........................  $     9,946,247
                                                               ---------------

                  TOTAL INVESTMENTS AT VALUE - 95.07%
                  (Cost $150,170,469) .......................  $   150,900,511
                                                               ---------------

   SHARES      MONEY MARKET FUNDS -- 4.20%                          VALUE
================================================================================
  6,673,180    First American Treasury Obligation Fund
                 - Class A (Cost $6,673,180) ................  $     6,673,180
                                                               ---------------

               TOTAL INVESTMENTS AND MONEY MARKET FUNDS
                 AT VALUE -- 99.27% (Cost $156,843,649) .....  $   157,573,691

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.73%        1,161,615
                                                               ---------------

               NET ASSETS -- 100.00% ........................  $   158,735,306
                                                               ===============

(a)  Non-income producing security.

ADR - American Depositary Receipt

JPY - Japanese Yen

See accompanying notes to financial statements.






--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING
     POLICIES

     Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund (individually, a "Fund", and collectively, the "Funds") are each a diversified series of Hussman Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, Hussman Strategic Growth Fund issued in a private placement 10,000 shares of beneficial interest to Hussman Econometrics Advisors, Inc. (the "Adviser") at $10.00 a share on June 20, 2000. The Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002.

     Hussman  Strategic  Growth  Fund's  investment   objective  is  to  provide
long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

     Hussman Strategic Total Return Fund's investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

     SECURITIES AND OPTIONS VALUATION -- The Funds' portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets (other than NASDAQ) are valued at the last sales price, if available, otherwise at the mean of the closing bid and asked prices. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service.


--------------------------------------------------------------------------------
29

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


     Pursuant to valuation procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at a price between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2006, all options held by Hussman Strategic Growth Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges.

     Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and asked prices. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

     In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar feely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

     FUTURES CONTRACTS AND OPTION TRANSACTIONS -- Hussman Strategic Growth Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. Hussman Strategic Total Return Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities that it intends to purchase. The Fund may also purchase a foreign currency option to establish or modify the Fund's exposure to foreign currencies, or an interest rate futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase.


--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the liabilities section of the Fund's Statement of Assets and Liabilities and is subsequently valued. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities will be monitored on an ongoing basis to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

     FOREIGN CURRENCY TRANSLATION -- Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

     A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

     B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

     C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

     Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.


--------------------------------------------------------------------------------
31

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


     SHARE VALUATION AND REDEMPTION FEES -- The net asset value of each Fund is calculated at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed within six months of the date of purchase. During the years ended June 30, 2006 and June 30, 2005, proceeds from redemption fees totaled $775,369 and $897,771, respectively, for Hussman Strategic Growth Fund and $28,184 and $62,447, respectively, for Hussman Strategic Total Return Fund.

     INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

     DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions, losses deferred due to wash sales and treatment for foreign currency transactions.

     The tax character of distributions paid during the years ended June 30, 2006 and June 30, 2005 were as follows:

                                                                    Long-Term
                                        Years        Ordinary        Capital          Total
                                        Ended         Income          Gains       Distributions
-----------------------------------------------------------------------------------------------
Hussman Strategic Growth Fund          6/30/06    $ 77,329,170    $    180,977    $ 77,510,147
                                       6/30/05    $ 50,274,607    $ 18,091,384    $ 68,365,991
-----------------------------------------------------------------------------------------------
Hussman Strategic Total Return Fund    6/30/06    $  5,081,839    $  1,994,168    $  7,076,007
                                       6/30/05    $  2,689,841    $    236,250    $  2,926,091
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


     SECURITY  TRANSACTIONS  --  For  financial  statement  purposes,   security
transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

     COMMON EXPENSES - Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

     ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     The following information is computed on a tax basis for each item as of June 30, 2006:

                                               HUSSMAN             HUSSMAN
                                              STRATEGIC        STRATEGIC TOTAL
                                             GROWTH FUND         RETURN FUND
                                           ---------------     ---------------
Cost of portfolio investments ...........  $ 2,740,434,944     $   156,905,199
                                           ===============     ===============
Gross unrealized appreciation ...........  $   207,176,925     $     3,726,937
Gross unrealized depreciation ...........     (146,709,812)         (3,058,445)
                                           ---------------     ---------------
Net unrealized appreciation .............  $    60,467,113     $       668,492
Net unrealized foreign exhange losses ...             --                   (63)
Undistributed ordinary income ...........       64,297,570           4,790,879
Undistributed capital gains .............       28,493,851           2,339,944
Other temporary differences .............             --              (199,360)
                                           ---------------     ---------------
Total distributable earnings ............  $   153,258,534     $     7,599,892
                                           ===============     ===============


--------------------------------------------------------------------------------
33

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


     The difference between the federal income tax cost of portfolio investments and the financial statement cost for Hussman Strategic Growth Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to option transactions and losses deferred due to wash sales.

     For the year ended June 30, 2006, Hussman Strategic Total Return Fund reclassified $6,396 of foreign exchange gains from accumulated net realized gains to undistributed net investment income on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

     During the year ended June 30, 2006, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $2,140,038,539 and $1,389,959,589, respectively, for Hussman Strategic Growth Fund and $28,773,435 and $34,845,813, respectively, for Hussman Strategic Total Return Fund.

3.   TRANSACTIONS WITH AFFILIATES

     Certain Trustees and officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC ("Ultimus"), the Funds' administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT

     Under the terms of an Advisory Agreement between the Trust and the Adviser in effect through June 30, 2006, Hussman Strategic Growth Fund paid a fee, which was computed and accrued daily and paid monthly, at an annual rate of 1.10% of the first $500 million of its average daily net assets; 1.00% of the next $500 million of such assets; 0.95% of the next $2 billion of such assets; and 0.90% of such assets in excess of $3 billion. Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.55% on the first $500 million of its daily net assets; and 0.50% on such assets in excess of $500 million.


--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


     Effective July 1, 2006, Hussman Strategic Growth Fund pays a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of the first $1 billion of its average daily net assets; 0.95% of the next $2 billion of such assets; and 0.90% of such assets in excess of $3 billion.

     Pursuant to an Expense Limitation Agreement with respect to Hussman Strategic Total Return Fund, the Adviser has contractually agreed to waive a portion of its advisory fees or to absorb operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.90% annually of its average daily net assets. This Expense Limitation Agreement remains in effect until at least December 31, 2006. Pursuant to this arrangement, during the year ended June 30, 2006, the Adviser waived advisory fees of $27,949. Any fee waivers or expense reimbursements by the Adviser, either before or after December 31, 2006, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. During the year ended June 30, 2006, the Adviser recouped $11,955 in previously waived fees from Hussman Strategic Total Return Fund. As of June 30, 2006, the amount of fee waivers and expense reimbursements available for recoupment by the Adviser is $301,378. The Adviser may recoup a portion of this amount no later than the dates as stated below:

                                         June 30,      June 30,      June 30,
                                           2007          2008         2009
--------------------------------------------------------------------------------
Hussman Strategic Total Return Fund    $  138,732    $  134,697    $   27,949


ADMINISTRATION AGREEMENT

     Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     Under the terms of the Administration Agreement in effect through June 30, 2006, Ultimus received a monthly fee from each of the Funds at an annual rate of 0.10% on its respective average daily net assets up to $250 million; 0.075% on the next $250 million of such assets; 0.05% on the next $1.5 billion of such assets; and 0.04% on such net assets in excess of $2 billion, subject to a minimum monthly fee of $2,000.


--------------------------------------------------------------------------------
35

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


     Effective July 1, 2006, Ultimus receives a monthly fee from each of the Funds at an annual rate of 0.08% on the Fund's average daily net assets up to $500 million; 0.05% on the next $1.5 billion of such assets; 0.04% on the next $1 billion of such assets; and 0.03% on such assets in excess of $3 billion, subject to a minimum monthly fee of $2,000.

FUND ACCOUNTING AGREEMENT

     Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Ultimus receives from each of the Funds a monthly base fee of $2,500, plus an asset based fee equal to 0.01% of its respective average daily net assets up to $500 million and 0.005% of such net assets in excess of $500 million. In addition, the Funds pay certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Funds' portfolio securities.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT

     Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from each Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. For the year ended June 30, 2006, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $520,008 and $35,929, respectively, to Ultimus under the Agreement. In addition, the Funds pay certain out-of-pocket expenses incurred by Ultimus including, but not limited to, postage and supplies.

     For shareholder accounts held through financial intermediaries, the Fund may, in some cases, compensate these intermediaries for the cost of providing equivalent account maintenance services, at an annual rate of not more than $17 per account. During the year ended June 30, 2006, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $509,631 and $33,503, respectively, to financial intermediaries for such services.




--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


COMPLIANCE CONSULTING AGREEMENT

     Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $1,000 per month, plus an asset-based fee at the annual rate of .005% of the average value of its daily net assets from $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion. For the year ended June 30, 2006, Hussman Strategic Growth Fund and Hussman
Strategic Total Return Fund paid $53,511 and $8,760, respectively, to Ultimus for compliance consulting services. In addition, the Funds pay reasonable out-of-pocket expenses incurred by Ultimus in connection with these services.

4.   OPTION CONTRACTS WRITTEN

     Transactions in option contracts written by Hussman Strategic Growth Fund during the year ended June 30, 2006, were as follows:

                                                  OPTION            OPTION
                                                 CONTRACTS         PREMIUMS
                                              --------------    --------------
Options outstanding at beginning of year .            16,000    $   60,703,375
Options written ..........................            99,500    $  477,830,775
Options cancelled in a closing purchase
  transaction ............................           (91,000)     (416,370,900)
                                              --------------    --------------

Options outstanding at end of year                    24,500    $  122,163,250
                                              ==============    ==============

     No contracts were written by Hussman Strategic Total Return Fund during the year ended June 30, 2006.

5.   BANK LINE OF CREDIT

     Hussman Strategic Growth Fund has an unsecured $10,000,000 bank line of credit. Hussman Strategic Total Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the bank at the time of borrowing. During the year ended June 30, 2006, Hussman Strategic Total Return Fund incurred $1,611 of interest expense related to borrowings, and the Fund's average debt outstanding during the year ended June 30, 2006 was $32,877. As of June 30, 2006, neither Fund had any outstanding borrowings.


--------------------------------------------------------------------------------
37

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2006
--------------------------------------------------------------------------------


6.   CONTINGENCIES AND COMMITMENTS

     The Funds are obligated to indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Trust. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds'maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds believe the risk of loss to be remote.

7.   ACCOUNTING PRONOUNCEMENTS

     On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements of the Funds has not yet been determined.




--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
REPORT OF INDEPENDENT REGISTERED
--------------------------------------------------------------------------------
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Hussman Investment Trust (comprising Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund) (collectively, the "Funds") as of June 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and, for Hussman Strategic Growth Fund, the financial highlights for each of the five years in the period then ended and, for Hussman Strategic Total Return Fund, the financial highlights for each of the four periods or years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund of Hussman Investment Trust as of June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                         /s/ ERNST & YOUNG LLP


Cincinnati, Ohio
August 11, 2006


--------------------------------------------------------------------------------
39

HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     We believe it is important for you to understand the impact of costs on your investment. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

     The table below illustrates each Fund's costs in two ways:

     ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the applicable Fund under the heading "Expenses Paid During Period."

     HYPOTHETICAL 5% RETURN - This section is intended to help you compare each Fund's costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund's actual return, the results do not illustrate the expenses associated with your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide an example of fund expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.


--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

     More information about each Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund's prospectus.

HUSSMAN STRATEGIC GROWTH FUND

                                    Beginning        Ending
                                  Account Value   Account Value  Expenses Paid
                                 January 1, 2006  June 30, 2006  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $ 1,028.70      $5.68
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00        $ 1,019.19      $5.66

* Expenses are equal to Hussman Strategic Growth Fund's annualized expense ratio of (1.13%) for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period covered by this report).

HUSSMAN STRATEGIC TOTAL RETURN FUND

                                    Beginning        Ending
                                  Account Value   Account Value  Expenses Paid
                                 January 1, 2006  June 30, 2006  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $ 1,030.50      $4.53
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00        $ 1,020.33      $4.51

* Expenses are equal to Hussman Strategic Total Return Fund's annualized expense ratio of (0.90%) for the period (after waiver of fees and absorption of expenses pursuant to the Expense Limitation Agreement), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period covered by this report).




--------------------------------------------------------------------------------
41

HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

                                                                  Position Held     Length of
Trustee                    Address                          Age   with the Trust    Time Served
===============================================================================================
*John P. Hussman, Ph. D.   5136 Dorsey Hall Drive           43    President and     Since
                           Ellicott City, MD  21042               Trustee           June 2000

David C. Anderson          916 North Oak Park Avenue        55    Trustee           Since
                           Oak Park, IL  60302                                      June 2000

Nelson F. Freeburg         9320 Grove Park Cove             54    Trustee           Since
                           Germantown, TN  38139                                    June 2000

William H. Vanover         838 Long Lake Road, Suite 100    59    Trustee           Since
                           Bloomfield Hills, MI  48302                              June 2000

Robert G. Dorsey           225 Pictoria Drive               49    Vice President    Since
                           Cincinnati, OH  45246                                    June 2000

Mark J. Seger              225 Pictoria Drive               44    Treasurer         Since
                           Cincinnati, OH  45246                                    June 2000

John F. Splain             225 Pictoria Drive               49    Secretary         Since
                           Cincinnati, OH  45246                  and Chief         June 2000
                                                                  Compliance
                                                                  Officer

* Mr. Hussman, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

     Each  Trustee   oversees  two  portfolios  of  the  Trust.   The  principal
occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

     John P. Hussman, Ph. D. is Chairman, President and Treasurer of the Adviser. He was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School from 1992 until 1999.

     David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization).


--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

     William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

     Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-487-7626.




FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2006. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund intend to designate up to a maximum amount of $77,329,170 and $5,081,839, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended June 30, 2006, 37% and 9%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund qualified for the dividends received deduction for corporations.

     As required by federal regulations, complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.


--------------------------------------------------------------------------------
43

HUSSMAN INVESTMENT TRUST
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC's website at http://www.sec.gov.

     The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). Furthermore, you may obtain copies of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.









--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED)
--------------------------------------------------------------------------------


     The Board of Trustees of Hussman Investment Trust, with the Trustees who are not "interested persons," as defined by the Investment Company Act of 1940, of the Fund (the "Independent Trustees") voting separately, have reviewed and annually approved the continuance of each Fund's Investment Advisory Agreement (the "Agreements") with the Adviser. The most recent approval of the Agreements took place at a meeting held on July 6, 2006, at which all of the Trustees were present in person.

     The Independent Trustees were advised by independent counsel of their obligations in determining whether to approve the continuance of the Agreements, and the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreements and whether the Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds;
(iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of the Funds' shareholders. The Trustees reviewed the background, qualifications, education and experience of the Adviser's investment manager and support personnel. The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided to the Trust, the Adviser's compliance program, and the Adviser's role in coordinating such services and programs. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and also met in a private session with counsel at which no representatives of the Adviser were present.

     The Adviser provided the Board with extensive information to assist the Trustees in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The Funds' returns were compared to the returns of relevant indices, similarly managed mutual funds, and other pooled investment vehicles. These analyses and comparisons showed that, since the inception of Hussman Strategic Growth Fund, the Fund's stock selection has substantially outperformed the returns of the S&P 500 Index and the Russell 2000 Index, and that the Fund's hedging strategies have generally been successful in enhancing the total returns of the Fund while substantially reducing volatility. Based upon their review, the Trustees found that Hussman Strategic Growth


--------------------------------------------------------------------------------
45

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


Fund has outperformed relevant securities indices with substantially less downside risk than a passive investment approach, and that periods of moderated performance due to hedging have been consistent with the investment objective of the Fund, and commensurate with the reduction in risk achieved. The Trustees, when reviewing the performance of Hussman Strategic Total Return, took note that during its period of operations, the Fund's average annual total return of 7.30% from inception on September 12, 2002 through June 30, 2006 compared favorably to the 3.34% return of the Lehman Brothers U.S. Aggregate Bond Index.

     In reviewing the advisory fees and total expense ratios of the Funds, the Trustees were provided with comparative expense and advisory fee information for mutual funds and other pooled investment vehicles, categorized both by fund size and by investment style. The Trustees took note of the fact that, since Hussman Strategic Growth Fund's inception, its advisory fee and total expense ratios have frequently been reduced as a result of advisory fee breakpoints and economies of scale in certain expenses of the Fund. The Adviser and the Trustees agreed to an additional reduction in the advisory fee payable by Hussman Strategic Growth Fund, effective July 1, 2006. The Adviser offered this fee reduction, consistent with its prior fee initiatives, to lower expenses for the benefit of shareholders as the Fund grows. The advisory fee paid by Hussman Strategic Growth Fund had been computed at the annual rates of 1.10% on the first $500 million of the Fund's average daily net assets, 1.00% on the next $500 million of such assets, 0.95% on the next $2 billion of such assets, and 0.90% on such assets in excess of $3 billion. Effective July 1, 2006, the advisory fee was reduced to 1.00% on the first $1 billion of the Fund's average daily net assets, 0.95% on the next $2 billion of such assets, and 0.90% on such assets over $3 billion. The Trustees concluded that, based upon the investment strategies and the long-term performance of Hussman Strategic Growth Fund, the advisory fees to be paid by Hussman Strategic Growth Fund are reasonable. The Trustees noted that the fee revisions will result in an immediate reduction of $500,000 annually in the advisory fees paid by the Fund, further resulting in a decline in the Fund's advisory fee ratio (based on the Fund's net assets at the time of the Board meeting) to 0.97% and in the Fund's total expense ratio to approximately 1.10%. It was noted that further growth in net assets of Hussman Strategic Growth Fund would result in even further decline in the effective advisory fee rate. It was the consensus of the Independent Trustees that the breakpoints reflected in the new advisory fee schedule proposed by the Adviser are


--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


appropriate and allow the Fund to participate in economies of scale commensurate with asset growth.

     The Adviser also has agreed to continue in effect its agreement to waive its advisory fees from Hussman Strategic Total Return Fund to the extent necessary to maintain the Fund's total expense ratio at 0.90% per annum. The Independent Trustees concluded that the advisory fees paid by Hussman Strategic Total Return Fund are fair and reasonable when considered in light of the absolute and risk-adjusted performance of the Fund and other relevant factors.

     The Trustees reviewed a recent balance sheet of the Adviser and a statement of the Adviser's revenues and expenses with respect to each Fund for the year ended December 31, 2005 and for the quarter ended March 31, 2006. The Trustees also reviewed the Funds' brokerage costs and noted that the brokerage commissions negotiated by the Adviser on behalf of the Funds are significantly less than industry averages.

     The Independent Trustees concluded that: (i) based on the long-term performance and risk characteristics of the Funds, the investment performance and risk characteristics over the past three years, the effectiveness of the Funds in achieving their stated objectives, and the Adviser's proactive stance regarding shareholder protections, ethics and communication to shareholders, the Adviser has provided high quality services; (ii) given the goals of the investment programs of the Funds to provide attractive risk-adjusted returns over a full market cycle, and the facts that the Adviser does not manage the Funds to "track" the market and has consistently adhered to its mandate and stated strategy in managing the Funds, the short-term performance of the Funds relative to mutual fund industry averages and broad market indices is generally not of significant relevance to the assessment of the overall quality of services provided by the Adviser to the Funds; (iii) in their view, the nature of the services required by the Funds are broader and more sophisticated than those required by most investment companies because of the nature of the Funds' investment programs, which involve extensive risk-management activities including both hedging and leveraging (depending on the prevailing market environment); (iv) although the advisory fees of the Funds are in the higher range of fees for mutual funds of similar size investing in similar securities, the advisory fees are comparable and in many cases lower than those of other funds whose investment practices include hedging activities, and the Independent Trustees believe that the scope and quality of services provided


--------------------------------------------------------------------------------
47

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


by the Adviser, which exceed the norm, support the appropriateness of the advisory fees payable by the Funds; (v) Hussman Strategic Growth Fund has participated in economies of scale of expenses under its advisory fee structure and is expected to realize further benefits as the Fund's assets increase; (vi) the advisory fee structure of Hussman Strategic Total Return Fund reflects potential future economies of scale, and the Adviser's commitment to cap overall operating expenses of Hussman Strategic Total Return Fund by waiving a significant portion of its advisory fees has enabled Hussman Strategic Total Return Fund to increase returns for shareholders and maintain an overall expense ratio that is competitive with those of funds investing in similar securities; and (vii) the Adviser has adopted a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Funds' brokerage transactions, and does not direct transactions to obtain "soft dollar" services, which has significantly benefited the Funds by reducing transaction costs (which are not reflected in the expense ratios) and increasing the investment returns of the Funds. The Independent Trustees also reviewed and considered the profitability of the Adviser with regards to its management of each Fund, concluding that, although profitability increased from the growth of assets of each Fund notwithstanding higher Adviser expenses, the Adviser's profitability was not excessive given the high quality and scope of services provided by the Adviser and the investment performance of the Funds and the absence of significant marketing expenses.

     No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve continuance of the Agreements. Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Funds under the Agreements, as amended with respect to fees, are fair and reasonable, and determined that it would be in the best interests of each Fund and its shareholders to renew the Agreements for an additional annual period.









--------------------------------------------------------------------------------

                         [GRAPHIC OMITTED]       HUSSMAN
                                                   FUNDS


                               INVESTMENT ADVISER
                       Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042

                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)

                          ADMINISTRATOR/TRANSFER AGENT
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                                    CUSTODIAN
                                     US Bank
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                                Ernst & Young LLP
                               1900 Scripps Center
                                312 Walnut Street
                             Cincinnati, Ohio 45202

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

               This Annual Report is authorized for distribution
                  only if accompanied or preceded by a current
                            Prospectus of the Funds.

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After discussion and evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $53,000 and $50,000 with respect to the registrant's fiscal years ended June 30, 2006 and 2005, respectively.

     (b)  AUDIT-RELATED  FEES.  The  aggregate  fees  billed for  assurance  and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $15,500 and $14,000 with respect to the registrant's fiscal years ended June 30, 2006 and 2005, respectively. The services comprising these fees were selected internal control testing of asset reconciliations, net asset value calculations, shareholder transaction processing and reporting, shareholder account adjustments, shareholder maintenance transactions, and cash reconciliations ($10,500 and $9,500 with respect to the 2006 and 2005 fiscal years, respectively) and review of the registrant's semi-annual report ($5,000 and $4,500 with respect to the 2006 and 2005 fiscal years, respectively). No fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
          (a) of this Item with respect to the registrant's fiscal year ended June 30, 2004.

     (c) TAX FEES. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

     (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

     (e)(1) The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

          o Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters -- $6,000

          o Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules by the SEC, FASB or other regulatory or standard setting bodies -- $6,000

          o    Review of the registrant's  semi-annual  financial  statements --
               $6,000

          o    All tax services  provided to the  registrant in the aggregate --
               $6,000


     (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) During the fiscal years ended June 30, 2006 and 2005, aggregate non-audit fees of $15,500 and $14,000, respectively, were billed by the registrant's accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

     (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
         COMPANIES

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto





Exhibit 99.CODE ETH      Code of Ethics

Exhibit 99.CERT          Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT       Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Hussman Investment Trust
             -------------------------------------------------------------------



By (Signature and Title)*     /s/ John P. Hussman
                           -----------------------------------------------------
                           John P. Hussman, President

Date       September 6, 2006
      ------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By (Signature and Title)*     /s/ John P. Hussman
                           -----------------------------------------------------
                           John P. Hussman, President

Date       September 6, 2006
      ------------------------------------------





By (Signature and Title)*     /s/ Mark J. Seger
                           -----------------------------------------------------
                           Mark J. Seger, Treasurer

Date       September 6, 2006
      ------------------------------------------




* Print the name and title of each signing officer under his or her signature.